                                                                    Exhibit 3.31

                               State of California
                                   Bill Jones
                               Secretary of State

                            LIMITED LIABILITY COMPANY
                            ARTICLES OF ORGANIZATION


A $70.00 filing fee must accompany this form.

IMPORTANT - Read instruction before completing this form.

1.    Name of the limited liability company name:  M D SERVICES - VALLEY, LLC

(end the name with the words: Limited Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.")

2. The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.

3. Name the agent for service of process and check the appropriate provision below:

STEVEN E. KRIEGER

[x]  an individual residing in California.  Proceed to Item 4.

[ ] a corporation which has filed a certificate pursuant to Section 1505 of the California Corporations Code. Skip Item 5 and proceed to Item 5.

4. If an individual, California address of the agent for services of process:
1249 CANYON RIM CIRCLE, THOUSAND OAKS, CA 91361

5.    The limited liability company will be managed by:  (check one)

( ) one manager ( ) more than one manager (X) limited liability company members

6. Other matters to be included in this certificate may be set forth on a separate attached pages and are made apart of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.

7. Numbers of pages attached, if any: NONE

8. Type of business of the limited liability company. MEDICAL IMAGING


DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

/s/ Steven E. Krieger
------------------------------
Signature of organizer

Steven E. Krieger
Type or Print Name of Organizer

Date:  June 29, 2000

                               State of California
                                   Bill Jones
                               Secretary of State

                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF AMENDMENT

A $30.00 filing fee must accompany this form.

IMPORTANT - Read instruction before completing this form.

1. Secretary of State File Number: 200018910105

2. Name of Limited Liability Company: MD Services-Valley, LLC

3. Complete only the sections where information is being changed. Additional pages may be attached if necessary.

      A. Limited Liability Company Name (end the name with words: Limited Liability Company," "Ltd. Liability Co." or the abbreviations "LLC" or "L.L.C."): Valley PET Imaging, LLC

      B. The Limited Liability Company will be managed by (Check One):

      ( ) one manager ( ) more than one manager ( ) single member limited liability company ( ) limited liability company members

      C. Amendment to text of the Articles of Organization:

      D. Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include a change in the latest date on which the limited liability company is to dissolve or any change in the events that will cause the dissolution.

4. Future Effective Date, if any:                  Month       Day         Year

5. Number of pages attached, if any:

6. Declaration: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.


/s/ David K. Haws
------------------------
Signature of organizer

David K. Haws, Member
Type or Print Name and Title

Date:  8/2/00


7. Return to:

   David K. Haws
   MD Services
   3396 Willow Lane, Suite 101
   Westlake Village, CA
   91361

                               State of California
                                   Bill Jones
                               Secretary of State

                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF AMENDMENT

A $30.00 filing fee must accompany this form.

IMPORTANT - Read instruction before completing this form.

1. Secretary of State File Number: 200018910105

2. Name of Limited Liability Company: Valley PET Imaging, LLC

3. Complete only the sections where information is being changed. Additional pages may be attached if necessary.

      A. Limited Liability Company Name (end the name with words: Limited Liability Company," "Ltd. Liability Co." or the abbreviations "LLC" or "L.L.C."): San Fernando Valley Regional PET Center, LLC

      B. The Limited Liability Company will be managed by (Check One):

      ( ) one manager ( ) more than one manager ( ) single member limited liability company ( ) limited liability company members

      C. Amendment to text of the Articles of Organization:

      D. Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include a change in the latest date on which the limited liability company is to dissolve or any change in the events that will cause the dissolution.

4. Future Effective Date, if any:                  Month       Day         Year

5. Number of pages attached, if any:

6. Declaration: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.


/s/ David K. Haws
------------------------
Signature of organizer

David K. Haws, Member
Type or Print Name and Title

Date:  11/1/00


7. Return to:

   Toni Acosta
   Charles Baclet and Associates, Inc.
   2030 Main Street, suite 1030
   Irvine, CA
   92614